SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K
                                    --------

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 23, 2003

                        RAPTOR NETWORKS TECHNOLOGY, INC.
                        --------------------------------
             (Exact Name of Registrant as Specified in its Charter)



          Colorado                    333-74846                 84-1573852
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(State or Other Jurisdiction   (Commission File Number)       (IRS Employer
       Incorporation)                                     Identification Number)



65 Enterprise Road, Suite 420, Aliso Viejo, CA                    92656
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        (Address of Principal Executive Offices)                (Zip Code)


Registrant's telephone number, including area code:           (949) 330-6540
                                                          ----------------------


Pacific Intermedia, Inc.
3354 South Flower Street, Suite 61, Lakewood, CO                    80227
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(Former Name or Former Address, If Changed Since Last Report)     (Zip Code)





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Item 8.   Change In Fiscal Year
-------------------------------

On December 23, 2003, the Registrant, Raptor Networks Technology, Inc. ("RPTN") determined to change its fiscal year end to December 31. The transition period will be covered on Form 10-KSB for the new fiscal year ended December 31, 2003.

The Registrant reported an acquisition transaction completed on October 17, 2003, on a Current Report on Form 8-K filed October 22, 2003 and filed its Annual Report on Form 10-KSB on December 11, 2003. On December 15, 2003, the Registrant filed an amendment to its Form 8-K dated October 17, 2003 to file requisite audited and pro forma financial statements for the acquired entity.

The Registrant's former fiscal year ended August 31 and the acquired entity's audit, as filed, is for the period from inception (July 24, 2003) and ended September 30, 2003.

Rather than adopting the accounting year of the acquired subsidiary, or continuing with its former fiscal year end of August 31, the Registrant has determined to change its fiscal year end to December 31 and will, accordingly, not file a first Quarterly Report on Form 10-QSB for either the quarter ended November 30, 2003 or the quarter ended December 31, 2003.









        [Rest of Page Intentionally Blank. Signature on Following Page.]



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                                    SIGNATURE
                                    ---------

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            PACIFIC INTERMEDIA, INC.



Date:   December 23, 2003                   By:   /s/ Lyle Pearson
                                              ----------------------------------
                                              Lyle Pearson
                                              President and Chief
                                              Executive Officer